UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2004
                                                           ------------


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0 - 50752               98-0404764
           --------                     ---------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
--------------------------------------------------

On May 25, 2004, Monaco Group Inc. (the "Company") entered into an Asset Purchase Agreement with Sweet Valley Foods Inc., an Ontario corporation ("Sweet Valley"), and MG Holdings Inc., an Ontario corporation and the Company's wholly-owned subsidiary ("MG Holdings") (the "Asset Purchase Agreement"). Under the terms of the Asset Purchase Agreement, Sweet Valley will sell to MG Holdings its assets related to the manufacturing, processing, and selling of sugar in consideration of $80,000 Canadian dollars in cash, 750,000 shares of Series A
Preferred Stock of the Company, and cash compensation for its inventory (estimated at approximately $250,000 Canadian dollars) ("Sugar Transaction").

As a condition to closing of the Sugar Transaction, the shareholders of the Company must approve an amendment to the Company's Certificate of Incorporation to authorize shares of preferred stock, and subsequent to that approval, the board of directors of the Company must provide for the issuance of Series A Preferred Stock, and fix the number of shares and to determine for such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof.

With respect to the amendment to the Company's Certificate of Incorporation, reference is hereby made to the Company's preliminary Information Statement on
Schedule 14C filed with the U.S. Securities and Exchange Commission on May 26, 2004.

On May 26, 2004, the Company issued a press release with respect to the foregoing. A copy of the press release is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(c)  Exhibits

Exhibit Number      Description
--------------      ------------------------------------------------------------
10.2                Asset  Purchase  Agreement  dated May 25,  2004 By and Among
                    Monaco Group Inc, MG Holdings  Inc.,  and Sweet Valley Foods
                    Inc.

99.1                Press Release dated May 26, 2004


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Monaco Group Inc.
                                                -----------------
                                                (Registrant)


                                                /s/ Peter Nelipa
                                                -------------------------------
                                                Peter Nelipa
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: May 28, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description
--------------      ------------------------------------------------------------
10.2                Asset  Purchase  Agreement  dated May 25,  2004 By and Among
                    Monaco Group Inc, MG Holdings  Inc.,  and Sweet Valley Foods
                    Inc.

99.1                Press Release dated May 26, 2004